POWER OF ATTORNEY

The undersigned Trustee of F/m Funds Trust, an Ohio business trust, hereby constitutes and appoints Alexander Morris, Matthew Swendiman, Linda J. Hoard, David James and John L. Chilton, or any of them, as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of F/m Investments Large Cap Focused Fund, a series of M3Sixty Funds Trust, into the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 4th day of August, 2021.

/s/ Debra McGinty-Poteet

Debra McGinty-Poteet, Trustee

POWER OF ATTORNEY

The undersigned Trustee of F/m Funds Trust, an Ohio business trust, hereby constitutes and appoints Alexander Morris, Matthew Swendiman, Linda J. Hoard, David James and John L. Chilton, or any of them, as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of F/m Investments Large Cap Focused Fund, a series of M3Sixty Funds Trust, into the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 6th day of August, 2021.

/s/ E. Keith Wirtz

E. Keith Wirtz, Trustee

POWER OF ATTORNEY

The undersigned Trustee of F/m Funds Trust, an Ohio business trust, hereby constitutes and appoints Alexander Morris, Matthew Swendiman, Linda J. Hoard, David James and John L. Chilton, or any of them, as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, on any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the merger of F/m Investments Large Cap Focused Fund, a series of M3Sixty Funds Trust, into the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 6th day of August, 2021.

/s/John R. Hildebrand

John R. Hildebrand, Trustee